POWER OF ATTORNEY

We, the undersigned Trustees/Managing Board Members of Transamerica Partners Portfolios and Asset Allocation Variable Funds (collectively, the “Portfolios”) hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving the Portfolios and hereby constitute and appoint DENNIS P. GALLAGHER, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Portfolios on Forms N-3 and N-4, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and general to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 17, 2014.

This Power of Attorney may be executed in multiple counterparts that together constitute a single document.

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney in the capacities and on the dates indicated.

/S/ THOMAS A. SWANK Thomas A. Swank	Trustee/Managing Board Member and Chairperson	March 24, 2014

/S/ SANDRA N. BANE Sandra N. Bane	Trustee/Managing Board Member	March 24, 2014

/S/ LEO J. HILL Leo J. Hill	Trustee/Managing Board Member	March 24, 2014

/S/ DAVID W. JENNINGS David W. Jennings	Trustee/Managing Board Member	March 24, 2014

/S/ RUSSELL A. KIMBALL, JR. Russell A. Kimball, Jr.	Trustee/Managing Board Member	March 24, 2014

/S/ EUGENE M. MANNELLA Eugene M. Mannella	Trustee/Managing Board Member	March 24, 2014

/S/ NORMAN R. NIELSEN Norman R. Nielsen	Trustee/Managing Board Member	March 24, 2014

/S/ JOYCE G. NORDEN Joyce G. Norden	Trustee/Managing Board Member	March 24, 2014

/S/ PATRICIA L. SAWYER Patricia L. Sawyer	Trustee/Managing Board Member	March 24, 2014

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/S/ JOHN W. WAECHTER John W. Waechter	Trustee/Managing Board Member	March 24, 2014

/S/ ALAN F. WARRICK Alan F. Warrick	Trustee/Managing Board Member	March 24, 2014

/S/ ELIZABETH STROUSE Elizabeth Strouse	Vice President, Treasurer and Principal Financial Officer	March 24, 2014

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TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Alison Ryan my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place ,and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. Said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	333-163881
Transamerica Partners Variable Funds	33-73734
Transamerica Asset Allocation Variable Funds	333-08543

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2014

/s/ Elizabeth Belanger
Name: Elizabeth Belanger

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Alison Ryan and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	333-163881
Transamerica Partners Variable Funds	33-73734
Transamerica Asset Allocation Variable Funds	333-08543

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2014

/s/ John Mallett
Name: John Mallett

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Alison Ryan and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	333-163881
Transamerica Partners Variable Funds	33-73734
Transamerica Asset Allocation Variable Funds	333-08543

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2014

/s/ Marc Cahn
Name: Marc Cahn

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Alison Ryan and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	333-163881
Transamerica Partners Variable Funds	33-73734
Transamerica Asset Allocation Variable Funds	333-08543

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2014

/s/ Peter Kunkel
Name: Peter Kunkel

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Alison Ryan and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	333-163881
Transamerica Partners Variable Funds	33-73734
Transamerica Asset Allocation Variable Funds	333-08543

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2014

/s/ Peter Post
Name: Peter Post

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Alison Ryan and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	333-163881
Transamerica Partners Variable Funds	33-73734
Transamerica Asset Allocation Variable Funds	333-08543

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2014

/s/ Steven Frushtick
Name: Steven Frushtick

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, a Director of Transamerica Financial Life Insurance Company, do hereby appoint Alison Ryan and Elizabeth L. Belanger, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, and any proxies, exemptive orders or other documents filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place, and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	SEC 1933 Act File Number
TFLIC Pooled Account No. 44	333-163881
Transamerica Partners Variable Funds	33-73734
Transamerica Asset Allocation Variable Funds	333-08543

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of April, 2014

/s/ William Brown
Name: William Brown